EXHIBIT 8.1
LIST OF SUBSIDIARIES
The following is a list of Teekay Offshore Partners L.P.’s subsidiaries as at December 31, 2019:

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Alexita Spirit LLC	Marshall Islands	100.0%
ALP Ace BV	Netherlands	100.0%
ALP Centre BV	Netherlands	100.0%
ALP Defender BV	Netherlands	100.0%
ALP Forward BV	Netherlands	100.0%
ALP Guard BV	Netherlands	100.0%
ALP Ippon BV	Netherlands	100.0%
ALP Keeper BV	Netherlands	100.0%
ALP Maritime Contractors BV	Netherlands	100.0%
ALP Maritime Group BV	Netherlands	100.0%
ALP Maritime Holding BV	Netherlands	100.0%
ALP Maritime Services BV	Netherlands	100.0%
ALP Ocean Towage Holding BV	Netherlands	100.0%
ALP Striker BV	Netherlands	100.0%
ALP Sweeper BV	Netherlands	100.0%
ALP Winger BV	Netherlands	100.0%
Amundsen Spirit LLC	Marshall Islands	100.0%
Apollo Spirit LLC	Marshall Islands	100.0%
Arendal Spirit AS	Norway	100.0%
Arendal Spirit LLC	Marshall Islands	100.0%
Aurora Spirit (Hull No 2241) AS	Norway	100.0%
Bossa Nova Spirit LLC	Marshall Islands	100.0%
Clipper LLC	Marshall Islands	100.0%
Current Spirit (Hull No 2257) AS	Norway	100.0%
Dampier Spirit LLC	Marshall Islands	100.0%
Gina Krog AS	Norway	100.0%
Gina Krog LLC	Marshall Islands	100.0%
Gina Krog Offshore Pte. Ltd.	Singapore	100.0%
Knarr LLC	Marshall Islands	100.0%
Lambada Spirit LLC	Marshall Islands	100.0%
Logitel Offshore Holding AS	Norway	100.0%
Logitel Offshore LLC	Marshall Islands	100.0%
Logitel Offshore Norway AS	Norway	100.0%
Logitel Offshore Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig I Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig II LLC	Marshall Islands	100.0%
Logitel Offshore Rig II Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig III LLC	Marshall Islands	100.0%
Logitel Offshore Rig IV LLC	Marshall Islands	100.0%
Nansen Spirit LLC	Marshall Islands	100.0%
Navion Bergen AS	Norway	100.0%
Navion Bergen LLC	Marshall Islands	100.0%
Navion Gothenburg AS	Norway	100.0%
Navion Offshore Loading AS	Norway	100.0%
Norsk Teekay AS	Norway	100.0%
Norsk Teekay Holdings Ltd.	Marshall Islands	100.0%
Pattani Spirit LLC	Marshall Islands	100.0%
Peary Spirit LLC	Marshall Islands	100.0%
Petrojarl I LLC	Marshall Islands	100.0%
Petrojarl I Production AS	Norway	100.0%

Piranema LLC	Marshall Islands	100.0%
Piranema Production AS	Norway	100.0%
Rainbow Spirit (Hull No 2242) AS	Norway	100.0%
Samba Spirit LLC	Marshall Islands	100.0%
Scott Spirit LLC	Marshall Islands	100.0%
Sertanejo Spirit LLC	Marshall Islands	100.0%
Siri Holdings LLC	Marshall Islands	100.0%
Teekay (Atlantic) Chartering ULC	Canada	100.0%
Teekay (Atlantic) Management ULC	Canada	100.0%
Teekay Al Rayyan LLC	Marshall Islands	100.0%
Teekay Australia Offshore Holdings Pty Ltd.	Australia	100.0%
Teekay do Brasil Servicos Maritimos Ltda.	Brazil	100.0%
Teekay European Holdings Sarl	Luxembourg	100.0%
Teekay FSO Finance Pty Ltd.	Australia	100.0%
Teekay Grand Banks AS	Norway	100.0%
Teekay Grand Banks Shipping AS	Norway	100.0%
Teekay Hiload LLC	Marshall Islands	100.0%
Teekay Knarr AS	Norway	100.0%
Teekay Libra Netherlands BV	Netherlands	100.0%
Teekay Navion Offshore Loading Pte. Ltd.	Singapore	100.0%
Teekay Netherlands European Holdings BV	Netherlands	100.0%
Teekay Nordic Holdings Inc.	Marshall Islands	100.0%
Teekay Norway AS	Norway	100.0%
Teekay Norway HiLoad AS	Norway	100.0%
Teekay Norway (Marine HR) AS	Norway	100.0%
Teekay Offshore Australia Operations Pty Ltd.	Australia	100.0%
Teekay Offshore Business Process Services (Philippines) Inc.	Philippines	100.0%
Teekay Offshore Chartering LLC	Marshall Islands	100.0%
Teekay Offshore Crewing AS	Norway	100.0%
Teekay Offshore European Holdings Cooperatief U.A.	Netherlands	100.0%
Teekay Offshore Finance Corp.	Marshall Islands	100.0%
Teekay Offshore Group Ltd.	Marshall Islands	100.0%
Teekay Offshore Holdings LLC	Marshall Islands	100.0%
Teekay Offshore Operating GP LLC	Marshall Islands	100.0%
Teekay Offshore Operating Holdings LLC	Marshall Islands	100.0%
Teekay Offshore Operating L.P.	Marshall Islands	100.0%
Teekay Offshore Operating Pte. Ltd.	Singapore	100.0%
Teekay Offshore Production Holdings AS	Norway	100.0%
Teekay Offshore Production (Singapore) Pte. Ltd.	Singapore	100.0%
Teekay Offshore Services Pte. Ltd.	Singapore	100.0%
Teekay Petrojarl I Servicos de Petroleo Ltda.	Brazil	100.0%
Teekay Petrojarl Offshore Crew AS	Norway	100.0%
Teekay Petrojarl Offshore Siri AS	Norway	100.0%
Teekay Petrojarl Producao Petrolifera do Brasil Ltda.	Brazil	100.0%
Teekay Petrojarl Production AS	Norway	100.0%
Teekay Petrojarl UK Limited	United Kingdom	100.0%
Teekay Piranema Servicos de Petroleo Ltda.	Brazil	100.0%
Teekay SHI Hull No 2286 AS	Norway	100.0%
Teekay SHI Hull No 2287 AS	Norway	100.0%
Teekay Shipping Norway AS	Norway	100.0%
Teekay Shipping Partners Holdings AS	Norway	100.0%
Teekay Shuttle Tanker Finance LLC	Marshall Islands	100.0%
Teekay Shuttle Tankers LLC	Marshall Islands	100.0%
Teekay Varg Production Ltd.	United Kingdom	100.0%
Teekay Voyageur Production Ltd.	United Kingdom	100.0%
Tide Spirit (Hull No 2256) AS	Norway	100.0%
Tiro Sidon Holdings LLC	Marshall Islands	100.0%
Tiro Sidon LLC	Marshall Islands	100.0%

Tiro Sidon UK L.L.P.	United Kingdom	100.0%
TPO Siri LLC	Marshall Islands	100.0%
Ugland Nordic Shipping AS	Norway	100.0%
Varg LLC	Marshall Islands	100.0%
Varg Production AS	Norway	100.0%
Voyageur LLC	Marshall Islands	100.0%
KS Apollo Spirit	Norway	89.0%
Navion Gothenburg LLC	Marshall Islands	50.0%
Nordic Rio LLC	Marshall Islands	50.0%
Partrederiet Stena Ugland Shuttle Tankers I DA	Norway	50.0%
Partrederiet Stena Ugland Shuttle Tankers II DA	Norway	50.0%
Partrederiet Stena Ugland Shuttle Tankers III DA	Norway	50.0%